Restricted cash	12 Months Ended
Dec. 31, 2024
Restricted cash
Restricted cash

8.    Restricted cash

The Group holds restricted cash balances as collateral to secure the settlement of future financial obligations that may arise from past events related to the acquisition of companies through business combinations, as outlined below:

	December 31, 2024	December 31, 2023
Escrow account	4,247	4,136
Indemnity asset	1,000	1,867
Total	5,247	6,003
Current	4,247	-
Non-current	1,000	6,003